PIONEER
VALUE
FUND

ANNUAL
REPORT
9/30/02

[PIONEER INVESTMENTS(R) LOGO]

TABLE OF CONTENTS

Letter from the President                                                      1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          16

Notes to Financial Statements                                                 22

Report of Independent Auditors                                                28

Trustees, Officers and Service Providers                                      29

Retirement Plans from Pioneer                                                 34

Programs and Services for Pioneer Shareowners                                 36

PIONEER VALUE FUND

LETTER FROM THE PRESIDENT 9/30/02

DEAR SHAREOWNER,

It has been more than a year since our nation suffered the most damaging physical and psychological blows that most of us can remember. Since those sobering events, a weak economy and widespread revelations of corporate misgovernance have made it impossible for the equity markets to find solid footing. On the other hand, many sectors of the bond market delivered solid performance in the past year, as interest rates fell and investors sought to reduce portfolio risk.

Just a few years ago investors were swept up by the excitement of a powerful bull market, plunging into stocks of untried companies and driving prices of even seasoned corporations beyond any reasonable measure of value. Now we are working our way through a stubborn bear market that, like most of its predecessors, is feeding on fear and uncertainty. In other words we have swung from one extreme to the other.

Markets often swing between excesses of fear and greed. And when fear predominates, as it does today, our portfolio managers and research analysts seize the opportunity, intensifying efforts to find the best values among stocks and bonds whose valuations have fallen to attractive levels.

In our opinion, the economic future was never as bright as it was painted a few years ago. Nor do we believe that today's outlook is as grim as volatile markets seem to suggest.

YEAR-END - THE LOGICAL TIME FOR A REVIEW

Our conviction that the U.S. economy will eventually recover is based on decades of successful investment experience through several wars and economic cycles. That record of success is the sum of thousands of day-in and day-out decisions, as our investment professionals constantly reassess each holding in our funds, making changes in response to shifting business and market realities.

The approaching year-end is an ideal time for you to do the same thing. For that purpose, there is no substitute for the guidance of a qualified financial professional. Together, you and your financial advisor can review the way your portfolio is allocated among stocks, bonds and short-term commitments. You can also re-evaluate your retirement and college funding programs in light of your current needs and circumstances. And you can take the opportunity to learn more about the expanding roster of investment choices and retirement programs available from Pioneer.

All of us at Pioneer thank you for your continued business.

Respectfully,

/s/ Daniel T. Geraci

Daniel T. Geraci
Pioneer Investment Management, Inc.

PORTFOLIO SUMMARY 9/30/02

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                               92%
International Common Stocks                       2%
Short-Term Cash Equivalents                       5%
Depositary Receipts for International Stocks      1%

SECTOR DISTRIBUTION
(As a percentage of equity holdings)

[CHART]

Financials                                    32%
Energy                                        13%
Consumer Discretionary                         9%
Industrials                                    9%
Health Care                                    8%
Consumer Staples                               8%
Telecommunication Services                     7%
Materials                                      5%
Information Technology                         5%
Utilities                                      4%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Dominion Resources Inc.                 3.96%
 2. Exxon Mobil Corp.                       3.95
 3. Citgroup, Inc.                          3.62
 4. Bank of America Corp.                   2.98
 5. Washington Mutual Inc.                  2.67
 6. American International Group, Inc.      2.60%
 7. Union Pacific Corp.                     2.35
 8. Merck & Co., Inc.                       2.32
 9. Allstate Corp.                          2.29
10. Wells Fargo & Co.                       2.29

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 9/30/02                                        CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    9/30/02         9/30/01
                              $15.29          $19.12

DISTRIBUTIONS PER SHARE                      SHORT-TERM        LONG-TERM
(9/30/01-9/30/02)            DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS
                              $0.0914               -          $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper
Growth & Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of September 30, 2002)

             NET ASSET    PUBLIC OFFERING
PERIOD         VALUE          PRICE*
10 Years          6.45%        5.82%
5 Years          -5.59        -6.70
1 Year          -16.78       -21.58

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[CHART]

GROWTH OF $10,000

          PIONEER VALUE    STANDARD & POOR'S  RUSSELL 1000    LIPPER GROWTH &
          FUND*            500 INDEX          VALUE INDEX     INCOME FUNDS INDEX
9/92                $9,425            $10,000         $10,000            $10,000
                   $11,136            $11,293         $12,535            $11,819
9/94               $11,957            $11,714         $12,446            $12,245
                   $14,338            $15,189         $15,895            $15,097
9/96               $16,084            $18,265         $18,748            $17,677
                   $23,475            $25,645         $26,679            $23,941
9/98               $17,848            $27,959         $27,641            $23,618
                   $19,966            $35,712         $32,816            $28,189
9/00               $23,220            $40,444         $35,742            $31,344
                   $21,159            $29,699         $32,557            $26,041
9/02               $17,608            $23,630         $27,039            $21,794

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 9/30/02                                        CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    9/30/02         9/30/01
                              $14.71          $18.53

DISTRIBUTIONS PER SHARE                      SHORT-TERM        LONG-TERM
(9/30/01-9/30/02)            DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS
                                  -                 -          $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper Growth & Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of September 30, 2002)

                            IF            IF
PERIOD                     HELD        REDEEMED*
Life-of-Class (7/1/96)      0.67%         0.67%
5 Years                    -6.64         -6.78
1 Year                    -17.68        -20.85

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[CHART]

GROWTH OF $10,000

         PIONEER VALUE   STANDARD & POOR'S    RUSSELL 1000    LIPPER GROWTH &
         FUND*           500 INDEX            VALUE INDEX     INCOME FUNDS INDEX
 7/96          $10,000             $10,000         $10,000               $10,000
 9/96          $10,926             $10,800         $10,695               $10,761
               $15,797             $15,164         $15,220               $14,574
 9/98          $11,886             $16,533         $15,769               $14,377
               $13,149             $21,117         $18,721               $17,159
 9/00          $15,097             $23,916         $20,391               $19,080
               $13,611             $17,562         $18,573               $15,852
 9/02          $11,205             $13,973         $15,425               $13,266

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 9/30/02                                        CLASS C SHARES

SHARE PRICES AND DISTRIBUTIONS

NET ASSET VALUE
PER SHARE                    9/30/02         9/30/01
                              $14.69          $18.53
DISTRIBUTIONS PER SHARE                      SHORT-TERM        LONG-TERM
(9/30/01-9/30/02)            DIVIDENDS       CAPITAL GAINS     CAPITAL GAINS
                                  -                 -          $0.721

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Value Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index, the Russell 1000 Value Index and the Lipper
Growth & Income Funds Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of September 30, 2002)

                        NET ASSET    PUBLIC OFFERING
PERIOD                    VALUE        PRICE/CDSC*
Life-of-Class (7/1/96)      0.65%         0.48%
5 Years                    -6.64         -6.83
1 Year                    -17.79        -18.62

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[CHART]

GROWTH OF $10,000

         PIONEER VALUE    STANDARD & POOR'S   RUSSELL 1000    LIPPER GROWTH &
         FUND*            500 INDEX           VALUE INDEX     INCOME FUNDS INDEX
7/96            $9,900              $10,000        $10,000               $10,000
9/96           $10,813              $10,800        $10,695               $10,761
               $15,626              $15,164        $15,220               $14,574
9/98           $11,787              $16,533        $15,769               $14,377
               $13,037              $21,117        $18,721               $17,159
9/00           $14,970              $23,916        $20,391               $19,080
               $13,476              $17,562        $18,573               $15,852
9/02           $11,079              $13,973        $15,425               $13,266

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Value Index is a measure of the performance of the value-oriented stocks in the Russell 1000 Index. The Russell 1000 Value Index is more representative of the Fund's value style than the Standard & Poor's 500 Index, and the Fund will compare its performance to the Russell 1000 Value Index in the future. The Lipper Growth and Income Funds Index reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any index.

Past performance does not guarantee future results. Return and principal value fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 9/30/02

Value sectors held up somewhat better than growth areas during Pioneer Value Fund's fiscal year, as a range of concerns produced broad-based market declines. In the following discussion, Rod Wright and John Carey, members of the Fund's investment team, describe how they kept pace with the Fund's benchmark while repositioning the portfolio.

Q: MARKET CONDITIONS OVER THE PAST 12 MONTHS WERE VERY VOLATILE. HOW DID PIONEER VALUE FUND PERFORM?

A: The Fund's fiscal year coincided roughly with the period since the terrorist attacks of September 11. Reflecting the shock of those events, markets were weak in the early months of 2002. Prices rose in the second quarter, then yielded as economic worries, corporate scandals and international tensions undercut investor confidence.

     For the twelve months ended September 30, 2002, the Fund's Class A, B and C shares had total returns at net asset value of -16.78%, -17.68% and -17.79% respectively. These figures compare to the -16.91% return of the Russell 1000 Value Index, the Fund's benchmark, for the same period.

Q:   WHAT WERE YOUR PRIMARY STRATEGIES FOR COPING WITH MARKET VOLATILITY?

A: Soon after assuming responsibility on November 1, 2001, the management team began eliminating small and medium-sized companies from the portfolio. The Fund had reached a size at which smaller holdings could not have a meaningful impact on performance. We have now refocused the portfolio on large-capitalization value stocks, those that are selling at discounts to our estimate of their intrinsic value and potential.

Q:   WHAT WAS THE EFFECT OF THE RESTRUCTURING?

A: Despite the challenges of restructuring the portfolio during a volatile period, the Fund's results compared favorably with its benchmark. Eliminating high-valuation growth stocks helped preserve capital, as several of the stocks we sold later experienced steep declines. We also reduced exposure to the slumping technology sector from about 10% of the portfolio in January to under 5% at the end of the period. That reduction helped avoid some of the market's worst-performing sectors.

Q:   WHY DID THE MARKET DROP AFTER LAST SPRING'S RALLY?

A: Increased business activity in the second quarter of the year raised false hopes that the recession was over. But that activity turned out to be simple inventory replenishment by companies that had let inventories be drawn down as the slowdown intensified. The big sell-off that followed was driven by persistently weak corporate profits, important geopolitical concerns and continued corporate scandals.

Q:   WHICH SECTORS HAD THE MOST INFLUENCE ON PERFORMANCE, FOR BETTER OR WORSE?

A: The Fund had good results in capital goods stocks. Shares of Donaldson Company, a leading maker of air filtration products, aided results. Strength in transport stocks helped boost Union Pacific, which also benefited from better cost controls and more efficient operations.

     Our analysis of financial companies disclosed what we think are attractive values, particularly among property insurers that are enjoying favorable pricing trends. However, we were net sellers of banks; loan repayments tend to fall behind in a slow economy. Regional bank Charter One Financial boosted performance in the sector.

     Although the Fund is now neutrally weighted in the energy sector, for much of the year it was overweighted in this area, a decision which contributed positively to Fund results. Generally speaking, energy prices tend to rise in an economic recovery, but tensions in oil-producing regions make the outlook uncertain. ExxonMobil, the Fund's largest energy holding, was down for the period, but we were underweight versus the Index.

Q: CONSUMERS CONTROL MUCH OF THE U.S. ECONOMY. HOW DID YOU APPROACH CONSUMER SECTORS?

A: Essential purchases go on even in a slow economy, so we favor the more defensive consumer staples area; examples are Sara Lee and Pepsi. We are less confident about discretionary areas. The Fund holds no automobile stocks and is underweighted in department stores.

     Although advertising revenues have been undeniably weak, we have a positive outlook for media stocks, particularly those that enjoy strong cash flows from subscriptions. Further, media assets are all but impossible to replicate. Viacom, for example, owns the CBS network, cable channels Showtime, Nickelodeon and MTV, a vast film library and publishing interests. Although we waited for a substantial price decline before purchasing AOL Time Warner, shares continued to fall due to shrinking revenues at its AOL division.

Q:   HOW DID HEALTH CARE HOLDINGS PERFORM?

A: Successful stock selection helped health care results. HMO company Wellpoint Health Networks and for-profit hospital operator HCA both benefited from increased prices and more efficient operations.

     The Fund's overweight position in the weak pharmaceutical sector hurt performance; however, large drug companies, with their strong balance sheets and wide profit margins, now appear to offer excellent value. Companies like Bristol Myers and Merck also show impressive long-term potential despite impending patent expirations on some of their biggest-selling drugs. Our approach is to own several of these companies in the belief that one or more of them will produce major new products before long.

Q:   WHAT IS YOUR OUTLOOK FOR THE MARKETS AND THE ECONOMY IN THE UPCOMING
     MONTHS?

A: We are fairly optimistic despite concerns at home and around the world. Business inventories are generally in good shape and year-over-year earnings comparisons should be more upbeat because profits were so depressed a year ago. And unemployment, though higher than in the recent past, remains low compared to other downturns.

     The pessimism of the last several months is understandable. By the end of this period, markets had come down a long way despite favorable economic forces that include low interest rates and low inflation. With the portfolio transition complete we have positioned Pioneer Value Fund for the continued economic improvement that we anticipate. If that expectation bears fruit, there is ample room for stock prices to increase.

SCHEDULE OF INVESTMENTS 9/30/02

SHARES                                                                     VALUE
               COMMON STOCKS - 95.2%
               ENERGY - 12.0%
               INTEGRATED OIL & GAS - 9.0%
    500,000    BP Amoco Plc (A.D.R.)                              $   19,950,000
    800,000    ChevronTexaco Corp.                                    55,400,000
  1,403,100    ConocoPhillips*                                        64,879,344
  3,650,000    Exxon Mobil Corp.                                     116,435,000
    800,000    Occidental Petroleum Corp.                             22,704,000
                                                                  --------------
                                                                  $  279,368,344
                                                                  --------------
               OIL & GAS DRILLING - 0.6%
    900,000    Transocean Sedco Forex, Inc.                       $   18,720,000
                                                                  --------------
               OIL & GAS EXPLORATION & PRODUCTION - 2.4%
    600,000    Anadarko Petroleum Corp.                           $   26,724,000
  2,750,000    Suncor Energy, Inc.                                    46,612,500
                                                                  --------------
                                                                  $   73,336,500
                                                                  --------------
               TOTAL ENERGY                                       $  371,424,844
                                                                  --------------
               MATERIALS - 4.4%
               ALUMINUM - 0.5%
    800,000    Alcoa, Inc.                                        $   15,440,000
                                                                  --------------
               COMMODITY CHEMICALS - 1.9%
    300,000    Air Products & Chemicals, Inc.                     $   12,603,000
    500,000    Dow Chemical Co.                                       13,655,000
    900,000    E.I. du Pont de Nemours and Co.                        32,463,000
                                                                  --------------
                                                                  $   58,721,000
                                                                  --------------
               DIVERSIFIED METALS & MINING - 0.6%
  1,400,000    Freeport-McMoRan Copper & Gold, Inc. (Class B)*    $   18,844,000
                                                                  --------------
               PAPER PRODUCTS - 1.4%
    400,000    Bowater, Inc.                                      $   14,120,000
    700,000    Weyerhaeuser Co.                                       30,639,000
                                                                  --------------
                                                                  $   44,759,000
                                                                  --------------
               TOTAL MATERIALS                                    $  137,764,000
                                                                  --------------
               CAPITAL GOODS - 3.2%
               INDUSTRIAL CONGLOMERATES - 3.2%
  1,400,000    Donaldson Co., Inc.                                $   48,062,000
    842,900    Trinity Industries, Inc.                               13,874,134
  1,650,000    Tyco International Ltd.                                23,265,000

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
               INDUSTRIAL CONGLOMERATES - (CONTINUED)
    250,000    United Technologies Corp.                          $   14,122,500
                                                                  --------------
                                                                  $   99,323,634
                                                                  --------------
               TOTAL CAPITAL GOODS                                $   99,323,634
                                                                  --------------
               COMMERCIAL SERVICES & SUPPLIES - 1.3%
               DATA PROCESSING SERVICES - 0.8%
    900,000    First Data Corp.                                   $   25,155,000
                                                                  --------------
               EMPLOYMENT SERVICES - 0.5%
    724,900    Kelly Services Inc.                                $   15,708,583
                                                                  --------------
               TOTAL COMMERCIAL SERVICES & SUPPLIES               $   40,863,583
                                                                  --------------
               TRANSPORTATION - 4.4%
               AIRLINES - 0.7%
  1,600,000    Southwest Airlines Co.                             $   20,896,000
                                                                  --------------
               RAILROADS - 2.8%
    500,000    Canadian National Railway Co.                      $   18,670,000
  1,200,000    Union Pacific Corp.                                    69,444,000
                                                                  --------------
                                                                  $   88,114,000
                                                                  --------------
               TRUCKING - 0.9%
    450,000    United Parcel Service                              $   28,138,500
                                                                  --------------
               TOTAL TRANSPORTATION                               $  137,148,500
                                                                  --------------
               AUTOMOBILES & COMPONENTS - 0.4%
               AUTOMOBILE MANUFACTURERS - 0.4%
    350,000    General Motors Corp.                               $   13,615,000
                                                                  --------------
               TOTAL AUTOMOBILES & COMPONENTS                     $   13,615,000
                                                                  --------------
               HOTELS, RESTAURANTS & LEISURE - 1.4%
               RESTAURANTS - 1.4%
  2,500,000    McDonald's Corp.                                   $   44,150,000
                                                                  --------------
               TOTAL HOTELS, RESTAURANTS & LEISURE                $   44,150,000
                                                                  --------------
               MEDIA - 5.9%
               BROADCASTING & CABLE TV - 2.6%
    784,700    Clear Channel Communications, Inc.*                $   27,268,325
  1,000,000    Comcast Corp.*                                         20,860,000
  1,300,000    Cox Communications, Inc.*                              31,967,000
                                                                  --------------
                                                                  $   80,095,325
                                                                  --------------
               MOVIES & ENTERTAINMENT - 3.3%
  3,500,000    AOL Time - Warner, Inc.*                           $   40,950,000

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
               MOVIES & ENTERTAINMENT - (CONTINUED)
    700,000    Viacom, Inc. (Class B Non-voting)*                 $   28,385,000
  2,200,000    The Walt Disney Co.                                    33,308,000
                                                                  --------------
                                                                  $  102,643,000
                                                                  --------------
               TOTAL MEDIA                                        $  182,738,325
                                                                  --------------
               RETAILING - 1.1%
               DEPARTMENT STORES - 1.1%
    200,000    Federated Department Stores, Inc.*                 $    5,888,000
  1,700,000    J.C. Penney Co., Inc.                                  27,064,000
                                                                  --------------
                                                                  $   32,952,000
                                                                  --------------
               TOTAL RETAILING                                    $   32,952,000
                                                                  --------------
               FOOD & DRUG RETAILING - 3.6%
               FOOD RETAIL - 3.6%
  2,200,000    Kroger Co.*                                        $   31,020,000
    200,000    Nestle SA (Registered Shares)                          43,634,393
  2,000,000    Sara Lee Corp.                                         36,580,000
                                                                  --------------
                                                                  $  111,234,393
                                                                  --------------
               TOTAL FOOD & DRUG RETAILING                        $  111,234,393
                                                                  --------------
               FOOD BEVERAGE & TOBACCO - 2.7%
               SOFT DRINKS - 2.7%
  1,150,000    The Coca-Cola Co.                                  $   55,154,000
    800,000    PepsiCo, Inc.                                          29,560,000
                                                                  --------------
                                                                  $   84,714,000
                                                                  --------------
               TOTAL FOOD BEVERAGE & TOBACCO                      $   84,714,000
                                                                  --------------
               HOUSEHOLD & PERSONAL PRODUCTS - 1.5%
               PERSONAL PRODUCTS - 1.5%
    806,000    Kimberly-Clark Corp.                               $   45,651,840
                                                                  --------------
               TOTAL HOUSEHOLD & PERSONAL PRODUCTS                $   45,651,840
                                                                  --------------
               HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
               HEALTH CARE DISTRIBUTORS & SERVICES - 1.7%
  1,500,000    Bristol-Myers Squibb Co.                           $   35,700,000
    500,000    Wyeth, Inc.                                            15,900,000
                                                                  --------------
                                                                  $   51,600,000
                                                                  --------------
               HEALTH CARE FACILITIES - 1.4%
    900,000    HCA, Inc.                                          $   42,849,000
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
               MANAGED HEALTH CARE - 1.4%
    600,000    Wellpoint Health Networks Inc.*                    $   43,980,000
                                                                  --------------
               TOTAL HEALTH CARE EQUIPMENT & SUPPLIES             $  138,429,000
                                                                  --------------
               PHARMACEUTICALS & BIOTECHNOLOGY - 3.5%
               PHARMACEUTICALS - 3.5%
  1,000,000    AstraZeneca Plc                                    $   29,755,488
  1,500,000    Merck & Co., Inc.                                      68,565,000
    250,000    Novartis AG (A.D.R.)                                    9,932,500
                                                                  --------------
                                                                  $  108,252,988
                                                                  --------------
               TOTAL PHARMACEUTICALS & BIOTECHNOLOGY              $  108,252,988
                                                                  --------------
               BANKS - 13.9%
  1,378,000    Bank of America Corp.                              $   87,916,400
    850,000    The Bank of New York Co., Inc.                         24,429,000
  1,982,190    Charter One Financial, Inc.                            58,910,686
  1,000,000    Fleet Boston Financial Corp.                           20,330,000
  1,000,000    J.P. Morgan Chase & Co.                                18,990,000
  1,225,000    North Fork Bancorporation, Inc.                        46,354,000
  1,450,000    U.S. Bancorp                                           26,941,000
  2,500,000    Washington Mutual, Inc.                                78,675,000
  1,400,000    Wells Fargo & Co.                                      67,424,000
                                                                  --------------
                                                                  $  429,970,086
                                                                  --------------
               TOTAL BANKS                                        $  429,970,086
                                                                  --------------
               DIVERSIFIED FINANCIALS - 8.0%
               CONSUMER FINANCE - 1.3%
    886,700    Countrywide Credit Industries, Inc.                $   41,807,905
                                                                  --------------
               DIVERSIFIED FINANCIAL SERVICES - 6.7%
  1,200,000    American Express Co.                               $   37,416,000
  3,600,000    Citigroup, Inc.                                       106,740,000
    475,000    Goldman Sachs Group Inc.                               31,364,250
    950,000    Merrill Lynch & Co., Inc.                              31,302,500
                                                                  --------------
                                                                  $  206,822,750
                                                                  --------------
               TOTAL DIVERSIFIED FINANCIALS                       $  248,630,655
                                                                  --------------
               INSURANCE - 8.3%
               LIFE & HEALTH INSURANCE - 0.8%
    441,500    Ambac Financial Group, Inc.                        $   23,792,435
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
               INSURANCE BROKERS - 0.5%
    400,000    Marsh & McLennan Co., Inc.                         $   16,656,000
                                                                  --------------
               MULTI-LINE INSURANCE - 4.8%
  1,400,000    American International Group, Inc.                 $   76,580,000
        575    Berkshire Hathaway, Inc.*                              42,492,500
    700,000    Hartford Financial Services Group, Inc.                28,700,000
                                                                  --------------
                                                                  $  147,772,500
                                                                  --------------
               PROPERTY & CASUALTY INSURANCE - 2.2%
  1,900,000    Allstate Corp.                                     $   67,545,000
                                                                  --------------
               TOTAL INSURANCE                                    $  255,765,935
                                                                  --------------
               TECHNOLOGY HARDWARE & DEVELOPMENT - 4.6%
               COMPUTER HARDWARE - 0.8%
    700,000    Hewlett-Packard Co.                                $    8,169,000
    275,000    IBM Corp.                                              16,057,250
                                                                  --------------
                                                                  $   24,226,250
                                                                  --------------
               ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.5%
  1,500,000    Arrow Electronics, Inc.*                           $   18,945,000
  1,800,000    General Motors Corp. (Class H)*                        16,470,000
  2,900,000    Koninklijke Philips Electronics                        42,137,000
                                                                  --------------
                                                                  $   77,552,000
                                                                  --------------
               SEMICONDUCTORS - 0.6%
  1,000,000    Intel Corp.                                        $   13,890,000
    400,000    Texas Instruments, Inc.                                 5,908,000
                                                                  --------------
                                                                  $   19,798,000
                                                                  --------------
               TELECOMMUNICATIONS EQUIPMENT - 0.7%
  2,000,000    Motorola, Inc.                                     $   20,360,000
                                                                  --------------
               TOTAL TECHNOLOGY HARDWARE & DEVELOPMENT            $  141,936,250
                                                                  --------------
               TELECOMMUNICATION SERVICES - 6.5%
               INTEGRATED TELECOMMUNICATION SERVICES - 6.0%
  1,100,000    Alltel Corp.                                       $   44,143,000
  3,100,000    AT&T Corp.                                             37,231,000
  2,400,000    BellSouth Corp.                                        44,064,000
  1,670,000    SBC Communications, Inc.                               33,567,000
  1,000,000    Verizon Communications, Inc.                           27,440,000
                                                                  --------------
                                                                  $  186,445,000
                                                                  --------------

   The accompanying notes are an integral part of these financial statements.

SHARES                                                                     VALUE
               WIRELESS TELECOMMUNICATION SERVICES - 0.5%
  3,300,000    AT&T Wireless Services, Inc.*                      $   13,596,000
                                                                  --------------
               TOTAL TELECOMMUNICATION SERVICES                   $  200,041,000
                                                                  --------------
               UTILITIES - 4.0%
               ELECTRIC UTILITIES - 4.0%
  2,300,000    Dominion Resources, Inc.                           $  116,679,000
    400,000    Duke Energy Corp.                                       7,820,000
                                                                  --------------
                                                                  $  124,499,000
                                                                  --------------
               TOTAL UTILITIES                                    $  124,499,000
                                                                  --------------
               TOTAL COMMON STOCKS
               (Cost $3,161,612,623)                              $2,949,105,033
                                                                  --------------
 PRINCIPAL
 AMOUNT
               TEMPORARY CASH INVESTMENTS - 4.8%
               REPURCHASE AGREEMENT - 3.0%
$94,700,000    Credit Suisse First Boston Group, Inc., 1.86%
               dated 9/30/02, repurchase price of $94,700,000
               plus accrued interest on 10/1/02 collateralized by
               $44,482,643 U.S. Treasury Bonds, 3.875%, 7/31/03
               and $52,092,158 U.S. Treasury Bonds, 11.875%,
               11/15/03.                                          $   94,700,000
                                                                  --------------
               SECURITY LEADING COLLATERAL - 1.8%
 54,250,000    Securities Lending Investment Fund, 1.85%          $   54,250,000
                                                                  --------------
               TOTAL TEMPORARY CASH INVESTMENTS
               (Cost $148,950,000)                                $  148,950,000
                                                                  --------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENTS
               (Cost $3,310,562,623) (a)(b)                       $3,098,055,033
                                                                  ==============

   The accompanying notes are an integral part of these financial statements.

*    Non-income producing security.

(a) At September 30, 2002, the net unrealized loss on investments based on cost for federal income tax purposes of $3,313,252,455 was as follows:

     Aggregate gross unrealized gain for all investments in
        which there is an excess of value over tax cost           $  451,167,972
     Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value             (666,365,394)
                                                                  --------------
        Net unrealized loss                                       $ (215,197,422)
                                                                  ==============

(b) The Fund elected to defer approximately $1,815 of currency losses recognized between November 1, 2001 and September 30, 2002 to its fiscal year ending September 30, 2003.

Purchases and sales of securities (excluding temporary cash investments) for the year ended September 30, 2002, aggregated $2,332,172,776 and $2,626,361,182, respectively.

   The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 9/30/02

ASSETS:
  Investment in securities, at value (including securities loaned of
      $52,248,445 and temporary cash investments of
      $148,950,000) (cost $3,310,562,623)                                       $3,098,055,033
  Cash                                                                                  84,741
  Receivables -
      Investment securities sold                                                     8,174,873
      Fund shares sold                                                                 559,730
      Dividends, interest and foreign taxes withheld                                 4,763,405
  Other                                                                                  4,821
                                                                                --------------
         Total assets                                                           $3,111,642,603
                                                                                --------------

LIABILITIES:
  Payables -
      Investment securities purchased                                           $   12,231,645
      Fund shares repurchased                                                        2,649,636
      Upon return of securities loaned                                              54,250,000
  Due to affiliates                                                                  2,958,631
  Accrued expenses                                                                     697,030
                                                                                --------------
         Total liabilities                                                      $   72,786,942
                                                                                --------------

NET ASSETS:
  Paid-in capital                                                               $2,801,041,876
  Accumulated undistributed net investment income                                   36,791,259
  Accumulated undistributed net realized gain on
      investments and foreign currency transactions                                413,487,658
  Net unrealized loss on investments                                              (212,507,590)
  Net unrealized gain on assets and liabilities denominated
      in foreign currencies                                                             42,458
                                                                                --------------
         Total net assets                                                       $3,038,855,661
                                                                                ==============

NET ASSET VALUE PER SHARE:
  (Unlimited number of shares authorized)
  Class A (based on $3,016,622,942/197,332,980 shares)                          $        15.29
                                                                                ==============
  Class B (based on $17,976,438/1,222,206 shares)                               $        14.71
                                                                                ==============
  Class C (based on $4,256,281/289,707 shares)                                  $        14.69
                                                                                ==============

MAXIMUM OFFERING PRICE:
  Class A ($15.29 / 94.25%)                                                     $        16.22
                                                                                ==============
  Class C ($14.69 / 99.00%)                                                     $        14.84
                                                                                ==============

  The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED 9/30/02

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $645,142)         $    73,224,699
   Interest                                                            2,093,033
   Income from Securities loaned, net                                     60,921
                                                                 ---------------
            Total investment income                                                    $    75,378,653
                                                                                       ---------------
EXPENSES:
   Management fees
       Basic fee                                                 $    23,773,086
       Performance adjustment                                          3,931,598
   Transfer agent fees
       Class A                                                         8,152,533
       Class B                                                           129,127
       Class C                                                            29,357
   Distribution fees
       Class A                                                         8,544,550
       Class B                                                           235,851
       Class C                                                            50,681
   Administrative fees                                                   592,315
   Custodian fees                                                         29,865
   Professional fees                                                     205,771
   Printing                                                              526,465
   Registration fees                                                      72,195
   Miscellaneous expenses                                                 25,074
   Fees and expenses of nonaffiliated trustees                           104,359
                                                                 ---------------
       Total expenses                                                                  $    46,402,827
       Less fees paid indirectly                                                               (88,235)
                                                                                       ---------------
       Net expenses                                                                    $    46,314,592
                                                                                       ---------------
            Net investment income                                                      $    29,064,061
                                                                                       ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain from:
       Investments                                               $   412,493,717
       Other assets and liabilities denominated in
            foreign currencies                                            (1,815)        $ 412,491,902
                                                                 ---------------       ---------------
   Change in net unrealized gain (loss) from:
       Investments                                               $(1,050,963,194)
       Other assets and liabilities denominated in
            foreign currencies                                            45,785       $(1,050,917,409)
                                                                 ---------------       ---------------
       Net loss on investments and foreign currency
            transactions                                                               $  (638,425,507)
                                                                                       ---------------
       Net decrease in net assets resulting from operations                            $  (609,361,446)
                                                                                       ---------------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED 9/30/02 AND 9/30/01, RESPECTIVELY

                                                                                YEAR ENDED            YEAR ENDED
FROM OPERATIONS:                                                                  9/30/02               9/30/01
  Net investment income                                                         $   29,064,061       $   34,823,459
  Net realized gain on investments and foreign
    currency transactions                                                          412,491,902          158,427,067
  Change in net unrealized gain (loss) on investments
    and foreign currency transactions                                           (1,050,917,409)        (571,338,390)
                                                                                --------------       --------------
      Net decrease in net assets resulting from
        operations                                                              $ (609,361,446)      $ (378,087,864)
                                                                                --------------       --------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net investment income:
    Class A ($0.09 and $0.14 per share, respectively)                           $  (18,735,093)      $  (29,172,146)
    Class C ($0.00 and $0.02 per share, respectively)                                        -               (4,456)
  Net realized gain:
    Class A ($0.72 and $1.53 per share, respectively)                             (145,601,232)        (305,081,058)
    Class B ($0.72 and $1.53 per share, respectively)                                 (883,241)          (1,435,003)
    Class C ($0.72 and $1.53 per share, respectively)                                 (189,521)            (244,662)
                                                                                --------------       --------------
      Total distributions to shareowners                                        $ (165,409,087)      $ (335,937,325)
                                                                                --------------       --------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                                              $  234,000,319       $  273,274,393
  Reinvestment of distributions                                                    153,968,950          313,786,371
  Cost of shares repurchased                                                      (486,706,691)        (599,631,486)
                                                                                --------------       --------------
    Net decrease in net assets resulting from
      fund share transactions                                                   $  (98,737,422)      $  (12,570,722)
                                                                                --------------       --------------
    Net decrease in net assets                                                  $ (873,507,955)      $ (726,595,911)
NET ASSETS:
  Beginning of year                                                              3,912,363,616        4,638,959,527
                                                                                --------------       --------------
  End of year (including accumulated undistributed net
    investment income of $36,791,259 and $28,153,157,
    respectively)                                                               $3,038,855,661       $3,912,363,616
                                                                                ==============       ==============

CLASS A                                     `02 SHARES         `02 AMOUNT          `01 SHARES         `01 AMOUNT
Shares sold                                   11,485,495     $  222,812,497         11,908,232       $  257,813,248
Reinvestment of distributions                  7,623,834        153,019,000         14,991,328          312,193,162
Less shares repurchased                      (25,009,422)      (475,944,793)       (27,216,205)        (589,802,971)
                                          --------------     --------------     --------------       --------------
    Net decrease                              (5,900,093)    $ (100,113,296)          (316,645)      $  (19,796,561)
                                          ==============     ==============     ==============       ==============
CLASS B
Shares sold                                      436,370     $    8,249,184            578,175       $   12,143,095
Reinvestment of distributions                     41,579            809,538             68,096            1,370,750
Less shares repurchased                         (462,952)        (8,622,224)          (372,286)          (7,919,619)
                                          --------------     --------------     --------------       --------------
    Net increase                                  14,997     $      436,498            273,985       $    5,594,226
                                          ==============     ==============     ==============       ==============
CLASS C
Shares sold                                      157,576     $    2,938,638            156,742       $    3,318,050
Reinvestment of distributions                      7,215            140,412             11,011              222,459
Less shares repurchased                         (114,199)        (2,139,674)           (90,576)          (1,908,896)
                                          --------------     --------------     --------------       --------------
    Net increase                                  50,592     $      939,376             77,177       $    1,631,613
                                          ==============     ==============     ==============       ==============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 9/30/02

                                                                 YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   9/30/02       9/30/01      9/30/00       9/30/99       9/30/98
CLASS A
Net asset value, beginning of period                             $    19.12    $    22.67   $    20.16    $    18.32    $    27.85
                                                                 ----------    ----------   ----------    ----------    ----------
Increase (decrease) from investment operations:
   Net investment income                                         $     0.15    $     0.17   $     0.20    $     0.21    $     0.17
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                                (3.17)        (2.05)        3.02          1.97         (6.20)
                                                                 ----------    ----------   ----------    ----------    ----------
        Net increase (decrease) from investment operations       $    (3.02)   $    (1.88)  $     3.22    $     2.18    $    (6.03)
Distributions to shareowners:
   Net investment income                                              (0.09)        (0.14)       (0.20)        (0.19)        (0.16)
   Net realized gain                                                  (0.72)        (1.53)       (0.51)        (0.15)        (3.34)
                                                                 ----------    ----------   ----------    ----------    ----------
Net increase (decrease) in net asset value                       $    (3.83)   $    (3.55)  $     2.51    $     1.84    $    (9.53)
                                                                 ----------    ----------   ----------    ----------    ----------
Net asset value, end of period                                   $    15.29    $    19.12   $    22.67    $    20.16    $    18.32
                                                                 ==========    ==========   ==========    ==========    ==========
Total return*                                                        (16.78)%       (8.88)%      16.29%        11.86%       (23.97)%
Ratio of net expenses to average net assets+                           1.16%         1.01%        0.96%         0.96%         0.90%
Ratio of net investment income to average net assets+                  0.74%         0.76%        0.81%         0.93%         0.74%
Portfolio turnover rate                                                  61%            3%           3%           12%           50%
Net assets, end of period (in thousands)                         $3,016,623    $3,885,560   $4,614,739    $5,125,858    $5,496,480
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                        1.16%         0.99%        0.94%         0.95%         0.90%
   Net investment income                                               0.74%         0.78%        0.83%         0.94%         0.74%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 9/30/02

                                                                 YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   9/30/02       9/30/01      9/30/00       9/30/99     9/30/98(a)
CLASS B
Net asset value, beginning of period                             $   18.53     $   22.11    $   19.74     $    17.98    $   27.52
                                                                 ---------     ---------    ---------     ----------    ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $   (0.08)       $ 0.01    $   (0.14)    $    (0.04)   $   (0.07)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (3.02)        (2.06)        3.02           1.95        (6.11)
                                                                 ---------     ---------    ---------     ----------    ---------
        Net increase (decrease) from investment operations       $   (3.10)    $   (2.05)   $    2.88     $     1.91    $   (6.18)
Distributions to shareowners:
   Net investment income                                              -             -            -              -           (0.02)
   Net realized gain                                                 (0.72)        (1.53)       (0.51)         (0.15)       (3.34)
                                                                 ---------     ---------    ---------     ----------    ---------
Net increase (decrease) in net asset value                       $   (3.82)    $   (3.58)   $    2.37     $     1.76    $   (9.54)
                                                                 ---------     ---------    ---------     ----------    ---------
Net asset value, end of period                                   $   14.71     $   18.53    $   22.11     $    19.74    $   17.98
                                                                 =========     =========    =========     ==========    =========
Total return*                                                       (17.68)%       (9.84)%      14.81%         10.62%      (24.76)%
Ratio of net expenses to average net assets+                          2.28%         2.07%        2.23%          2.06%        1.96%
Ratio of net investment loss to average net assets+                  (0.38)%       (0.30)%      (0.48)%        (0.18)%      (0.31)%
Portfolio turnover rate                                                 61%            3%           3%            12%          50%
Net assets, end of period (in thousands)                         $  17,976     $  22,372    $  20,632     $   21,972    $  21,084
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.29%         2.05%        2.21%          2.04%        1.96%
   Net investment loss                                               (0.39)%       (0.28)%      (0.46)%        (0.16)%      (0.31)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 9/30/02

                                                                 YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   9/30/02       9/30/01      9/30/00       9/30/99     9/30/98(a)
CLASS C
Net asset value, beginning of period                                $18.53        $22.16       $19.78         $18.02       $27.55
                                                                    ------        ------       ------         ------       ------
Increase (decrease) from investment operations:
   Net investment income (loss)                                     $(0.10)       $ 0.04       $(0.15)        $(0.04)      $(0.06)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions                               (3.02)        (2.12)        3.04           1.95        (6.07)
                                                                    ------        ------       ------         ------       ------
        Net increase (decrease) from investment operations          $(3.12)       $(2.08)      $ 2.89         $ 1.91       $(6.13)
Distributions to shareowners:
   Net investment income                                              -            (0.02)        -              -           (0.06)
   Net realized gain                                                 (0.72)        (1.53)       (0.51)         (0.15)       (3.34)
                                                                    ------        ------       ------         ------       ------
Net increase (decrease) in net asset value                          $(3.84)       $(3.63)      $ 2.38         $ 1.76       $(9.53)
                                                                    ------        ------       ------         ------       ------
Net asset value, end of period                                      $14.69        $18.53       $22.16         $19.78       $18.02
                                                                    ======        ======       ======         ======       ======
Total return*                                                       (17.79)%       (9.98)%      14.83%         10.60%      (24.56)%
Ratio of net expenses to average net assets+                          2.32%         2.15%        2.19%          2.08%        1.93%
Ratio of net investment loss to average net assets+                  (0.42)%       (0.39)%      (0.43)%        (0.22)%      (0.28)%
Portfolio turnover rate                                                 61%            3%           3%            12%          50%
Net assets, end of period (in thousands)                            $4,256        $4,431       $3,588         $4,039       $3,377
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                       2.32%         2.11%        2.16%          2.06%        1.93%
   Net investment loss                                               (0.42)%       (0.35)%      (0.40)%        (0.20)%      (0.28)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 9/30/02

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Pioneer Value Fund (the Fund), formerly Pioneer II, is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is reasonable income and growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION

     Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes

B.   FOREIGN CURRENCY TRANSLATION

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FEDERAL INCOME TAXES

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended September 30, 2002, and 2001 was as follows:

                                             2002                   2001
DISTRIBUTIONS PAID FROM:
Ordinary income                         $ 18,735,093           $ 41,628,070
Long-term capital gain                   146,673,994            294,309,255
                                        ============           ============
                                        $165,409,087           $335,937,325
                                        ============           ============
Return of capital                       $         --           $         --
                                        ============           ============
Total                                   $165,409,087           $335,937,325

     The following shows components of distributable earnings on a federal income tax basis at September 30, 2002.

                                                        2002
Undistributed ordinary income                     $  36,793,074
Undistributed long-term capital gain                416,177,490
Unrealized depreciation                            (215,154,964)
                                                  =============
Total                                             $ 237,815,600

     The difference between book basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales.

     At September 30, 2002, the Fund has reclassified $1,690,866 from accumulated undistributed net investment income to accumulated net realized gain on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

     The Fund has designated $416,189,279 as a capital gain dividend for purposes of the dividend paid deduction. The qualifying percentage of the Fund's ordinary income dividends for the purposes of the corporate dividends received deduction was 99.76%.

D.   FORWARD FOREIGN CURRENCY CONTRACTS

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of September 30, 2002, the Fund had no outstanding settlement or portfolio hedges.

E.   FUND SHARES

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $529,391 in underwriting commissions on the sale of Fund shares during the year ended September 30, 2002.

F.   CLASS ALLOCATIONS

     Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.   SECURITIES LENDING

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or dividends on the securities loaned and records unrealized gains or losses in the fair value of the securities loaned that may occur during the term of the loan. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned. The fair value of the collateral will be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The value of loaned securities and cash collateral at period end are disclosed on the balance sheet. The Fund invests cash collateral in the Securities Lending Investment Fund which is managed by Brown Brothers Harriman & Co. the Funds custodian.

H.   REPURCHASE AGREEMENTS

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT

PIM manages the Fund's portfolio and is a wholly owned indirect subsidiary of UniCredito Italiano. PIM receives a basic fee that is calculated at the annual rate of 0.60% of the Fund's average daily net assets. The basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth & Income Funds Index. The performance comparison is made for a rolling 36-month period. For the year ended September 30, 2002, the aggregate performance adjustment resulted in an increase to the basic fee of $3,931,598. For year-end of September 30, 2002, the net management fee was equivalent to 0.70% of average net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At September 30, 2002, $2,063,616 was payable to PIM related to management fees, administration fees and certain other services.

3.   TRANSFER AGENT

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $716,483 in transfer agent fees payable to PIMSS at September 30, 2002.

4.   DISTRIBUTION PLANS

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. On qualifying investments made prior to August 19, 1991, the Class A Plan provides for reimbursement of such expenditures in an amount not to exceed 0.15%. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $178,532 in distribution fees payable to PFD at September 30, 2002.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended September 30, 2002, CDSCs in the amount of $62,117 were paid to PFD.

5.   LINE OF CREDIT

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For year ended September 30, 2002, the Fund had no borrowings under this agreement.

6.   EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended September 30, 2002, the Fund's expenses were reduced by $88,235 under such arrangements.

7.   CHANGE IN INDEPENDENT AUDITORS

On April 1, 2002, Arthur Andersen LLP resigned as independent auditors of the Fund. The reports of Arthur Andersen LLP on the financial statements and financial highlights of the Fund for the past fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. In connection with its audits for the most recent fiscal year and through April 1, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference thereto in their report on the financial statements for such year. The Fund, with the approval of its Board of Trustees and Audit Committee, engaged Ernst & Young LLP as independent auditors as of May 4, 2002.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF TRUSTEES AND SHAREOWNERS
OF PIONEER VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Value Fund (the "Fund") as of September 30, 2002, and the related statement of operations, statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended September 30, 2001 and the financial highlights for each of the four years in the period ended September 30, 2001 were audited by other auditors who have ceased operations and whose report dated November 5, 2001 expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers or other appropriate auditing procedures where responses from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Value Fund at September 30, 2002, and the results of it's operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
November 8, 2002

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

INVESTMENT ADVISER
Pioneer Investment Management, Inc.

CUSTODIAN
Brown Brothers Harriman & Co.

INDEPENDENT AUDITORS
Ernst & Young LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr LLP

SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

TRUSTEES AND OFFICERS

The Fund's Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Fund's Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940 are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 56 U.S. registered investment portfolios for which Pioneer Investment Management, Inc. (Pioneer) serves as investment adviser (the Pioneer Funds). The address for all Interested Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Fund's statement of additional information provides more detailed information regarding the Fund's Trustees and is available upon request, without charge, by calling 1-800-225-6292.

INTERESTED TRUSTEES

NAME, AGE AND ADDRESS          POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
John F. Cogan, Jr. (76)*       Chairman of the Board,       Trustee since 1982.
                               Trustee and President        Serves until retirement or
                                                            removal.

*Mr. Cogan is an interested trustee because he is an officer or director of the Fund's investment advisor and certain of its affiliates.

Daniel T. Geraci (45)**        Trustee and                  Trustee since October, 2001.
                               Executive Vice President     Serves until retirement or
                                                            removal.

**Mr. Geraci is an interested trustee because he is an officer, director and employee of the Fund's investment advisor and certain of its affiliates.

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS          POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Mary K. Bush (54)              Trustee                      Trustee since 1997.
4201 Cathedral Avenue, NW,                                  Serves until retirement or
Washington, DC, 20016                                       removal.

Richard H. Egdahl, M.D. (75)   Trustee                      Trustee since 1992.
Boston University Healthcare                                Serves until retirement or
Entrepreneurship Program,                                   removal.
53 Bay State Road,
Boston, MA 02215

Margaret B.W. Graham (55)      Trustee                      Trustee since 1990.
1001 Sherbrooke Street West,                                Serves until retirement or
Montreal, Quebec, Canada                                    removal.

Marguerite A. Piret (54)       Trustee                      Trustee since 1982.
One Boston Place, 26th Floor,                               Serves until retirement or
Boston, MA 02108                                            removal.

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD
Deputy Chairman and a Director of Pioneer        Director of Harbor Global Company, Ltd.
Global Asset Management S.p.A. (PGAM);
Non-Executive Chairman and a Director of
Pioneer Investment Management USA Inc.
(PIM-USA); Chairman and a Director of
Pioneer; President of all of the Pioneer Funds;
and Of Counsel (since 2000, Partner prior to
2000), Hale and Dorr LLP (counsel to PIM-
USA and the Pioneer Funds)

Director and CEO-US of PGAM since November       None
2001; Director, Chief Executive Officer and
President of PIM-USA since October 2001;
Director of Pioneer Investment Management
Shareholder Services, Inc. since October 2001;
President and a Director of Pioneer, Pioneer
Funds Distributor, Inc. (PFD) (Chairman) and
Pioneer International Corporation since October
2001; Executive Vice President of all of the
Pioneer Funds since October 2001; President of
Fidelity Private Wealth Management Group from
2000 through October 2001; and Executive Vice
President--Distribution and Marketing of Fidelity
Investments Institutional Services and Fidelity
Investments Canada Ltd. prior to 2000

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD
President, Bush & Co. (international financial   Director and/or Trustee of Brady Corporation
advisory firm)                                   (industrial identification and specialty coated
                                                 material products manufacturer), Mastec Inc.
                                                 (communications and energy infrastructure),
                                                 Mortgage Guaranty Insurance Corporation, R.J.
                                                 Reynolds Tobacco Holdings, Inc. (tobacco) and
                                                 Student Loan Marketing Association (secondary
                                                 marketing of student loans)

Alexander Graham Bell Professor of Health Care   None
Entrepreneurship, Boston University; Professor
of Management, Boston University School of
Management; Professor of Public Health, Boston
University School of Public Health; Professor of
Surgery, Boston University School of Medicine;
University Professor, Boston University

Founding Director, The Winthrop Group, Inc.      None
(consulting firm); Professor of Management,
Faculty of Management, McGill University

President, Newbury, Piret & Company, Inc.        Director, Organogenesis Inc. (tissue engineering
(merchant banking firm)                          company)

INDEPENDENT TRUSTEES

NAME, AGE AND ADDRESS          POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Stephen K. West (74)           Trustee                      Trustee since 1993.
125 Broad Street,                                           Serves until retirement or
New York, NY 10004                                          removal.

John Winthrop (66)             Trustee                      Trustee since 1985.
One North Adgers Wharf,                                     Serves until retirement or
Charleston, SC 29401                                        removal.

FUND OFFICERS
NAME, AGE AND ADDRESS          POSITION HELD                TERM OF OFFICE/LENGTH OF SERVICE
Joseph P. Barri (56)           Secretary                    Since 1973.
                                                            Serves at the discretion of
                                                            Board.

Dorothy E. Bourassa (54)       Assistant Secretary          Since November, 2000.
                                                            Serves at the discretion of
                                                            Board.

Vincent Nave (57)              Treasurer                    Since November, 2000.
                                                            Serves at the discretion of
                                                            Board.

Luis I. Presutti (37)          Assistant Treasurer          Since November, 2000.
                                                            Serves at the discretion of
                                                            Board.

Gary Sullivan (44)             Assistant Treasurer          Since May, 2002.
                                                            Serves at the discretion of
                                                            Board.

Alan Janson (31)               Assistant Treasurer          Since July, 2002.
                                                            Serves at the discretion of
                                                            Board.

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD
Of Counsel, Sullivan & Cromwell (law firm)       Director, Dresdner RCM Global Strategic Income
                                                 Fund, Inc. and The Swiss Helvetia Fund, Inc.
                                                 (closed-ended investment companies),
                                                 AMVESCAP PLC (investment managers) and
                                                 First ING Life Insurance Company of New York

President, John Winthrop & Co., Inc. (private    Director of NUI Corp. (energy sales, services
investment firm)                                 and distribution)

PRINCIPAL OCCUPATION DURING PAST FIVE YEARS      OTHER DIRECTORSHIPS HELD
Partner, Hale and Dorr LLP; Secretary of all of  None
the Pioneer Funds

Secretary of PIM-USA: Senior Vice President-     None
Legal of Pioneer; and Secretary/Clerk of most
of PIM-USA's subsidiaries since October 2000;
Assistant Secretary of all of the Pioneer Funds
since November 2000; Senior Counsel,
Assistant Vice President and Director of
Compliance of PIM-USA from April 1998 through
October 2000; Vice President and Assistant
General Counsel, First Union Corporation from
December 1996 through March 1998

Vice President-Fund Accounting and Custody       None
Services of Pioneer (Manager from September
1996 to February 1999); and Treasurer of all of
the Pioneer Funds (Assistant Treasurer from
June 1999 to November 2000)

Assistant Vice President-Fund Accounting,        None
Administration and Custody Services of Pioneer
(Fund Accounting Manager from 1994 to 1999);
and Assistant Treasurer of all of the Pioneer
Funds since November 2000

Fund Accounting Manager-Fund Accounting,         None
Administration and Custody Services of Pioneer
since 1997; and Assistant Treasurer of all of the
Pioneer Funds since May 2002

Manager, Valuation Risk and Information          None
Technology-Fund Accounting, Administration and
Custody Services of Pioneer since March 2002,
and Assistant Treasurer of all of the Pioneer funds
since July 2002. Manager, Valuation Risk and
Performance Reporting of Pioneer from June 2000
to February 2002; member of Pioneer Pricing Group
from 1996 to 2000 (promoted to Manager in 1998)

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

TRADITIONAL IRA* For anyone under age 70 1/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

ROTH IRA* Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

EMPLOYER-SPONSORED PLANS

UNI-K PLAN* A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) PLAN* Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA PLAN* The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) PLAN* Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

PROFIT SHARING PLAN Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

AGE-BASED PROFIT SHARING PLAN Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

MONEY PURCHASE PENSION PLAN (MPP) Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

DEFINED BENEFIT PENSION PLAN Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 10-digit account number, your 3-digit fund number and your four-digit personal identification number at hand.

6-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, then select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund, and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

WRITE TO US:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                         www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS. FOR MORE INFORMATION ABOUT ANY PIONEER FUND, CALL YOUR FINANCIAL ADVISOR, OR CALL PIONEER DIRECTLY AT 1-800-225-6292. PLEASE REQUEST A FREE PROSPECTUS, WHICH CONTAINS INFORMATION ABOUT FUND CHARGES AND EXPENSES. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[PIONEER INVESTMENTS(R) LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                12373-00-1102
60 STATE STREET                         (C) 2002 PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109     UNDERWRITER OF PIONEER MUTUAL FUNDS, MEMBER SIPC
www.pioneerfunds.com                         [GRAPHIC] PRINTED ON RECYCLED PAPER